UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 25, 2006

SUN NEW MEDIA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1120 Avenue of the Americas - 4th Floor, Suite 4045

New York, New York 10036

(Address of principal executive offices)

Registrant’s telephone number, including area code:

1-888-865-0901 ext. 322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 22, 2007, the Board of Directors of Sun New Media, Inc. (the “Company”) appointed Mr. Chen Zhaobin to serve as a non-independent member of the Board. Mr. Chen will not receive compensation in return for his service to the Company. His appointment takes effect immediately.

Mr. Chen is the former Vice Chairman and President of China Mobile (HK) Ltd, the publicly listed vehicle of China Mobile, the world’s largest mobile operator. After leaving China Mobile, Mr. Chen served as Executive Director and President of APT Satellite Holding Limited, where he turned the company into one of the leading satellite broadcast and communication providers in the Asia-Pacific region.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated January 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007

SUN NEW MEDIA INC.
By:
Tom Schuler, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 23, 2007